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                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of report: October 15, 1999

                 Volkswagen Credit Auto Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)

                                    EXHIBITS

       Delaware                     33-80055                 38-2748796
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(State of Incorporation)    (Commission File Number)   (IRS Employer Id. No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended October 15, 1999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation         Description                    Method of Filing
     -----------         -----------                    ----------------

     Exhibit 20     Report for the month ended          Filed with this report.
                    October 15, 1999 provided to
                    Chemical Bank, as trustee
                    under the Volkswagen
                    Credit Auto Master Trust,
                    Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Volkswagen Credit Auto Master Trust

                                    By:   Volkswagen Credit Auto
                                          Receivables Corporation

                                    By: /s/ Allen L. Strang
                                        ----------------------------
                                         Allen L. Strang